U.S. GOLD CORP

U.S. focused gold exploration and development company advancing high potential projects in WY, NV and ID

Nasdaq: USAU

October 2020

Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about

U.S. Gold Corp. ("U.S. Gold"). U.S. Gold Corp. has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold Corp. is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold Corp is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of Canadian and United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold Corp. concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, as well as those factors discussed in the sections "Cautionary Statement Regarding Forward Looking Statements", "Risk Factors" and elsewhere.

Although U.S. Gold Corp. has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold Corp. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold Corp. should be considered highly speculative. The following is a description of U.S. Gold Corp.'s sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.

Cautionary Note to U.S. Investors Concerning Mineral Resources

We may use certain terms on this website, such as "measured," "indicated," or "inferred" mineral resources, which are defined in Canadian Institute of Metallurgy guidelines, the guidelines widely followed to comply with Canadian National Instrument 43-101-- Standards of Disclosure for Mineral Projects ("NI 43-101"). We advise U.S. investors that these terms are not recognized by the United States Securities and Exchange Commission (the "SEC"). The estimation of measured and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves under the SEC's disclosure rules. Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. investors are cautioned not to assume that measured or indicated mineral resources will be converted into reserves. Inferred mineral resources have a high degree of uncertainty as to their existence and their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource exists, or is economically or legally viable. Under Canadian rules, estimates of "inferred mineral resources" may not form the basis of feasibility studies, pre-feasibility studies or other economic studies, except in prescribed cases, such as in a preliminary economic assessment under certain circumstances. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in place tonnage and grade without reference to unit measures.

U.S. Gold Corp. Overview

Combining robust economics with district-scale exploration, in mining friendly U.S. jurisdictions

Near Term Production Potential

CK Gold Project – WY*

- **Advanced Exploration and Development** property
- **Mining friendly location** in the Silver Crown Mining District of southeast Wyoming
- NI 43-101 Technical Report and Preliminary Economic Assessment (**PEA**) prepared by Mine Development Associates shows the following resource:
  - 926,000 Measured and Indicated oz Au and 223mm lbs Cu
  - 174,000 Inferred oz Au, 62.5mm lbs Cu
  - **$178.5 million Net Present Value (NPV)** at $1,275/oz Au and $2.80/lb Cu
- CK Gold Project **remains open in multiple directions**

District-Scale Exploration

Nevada

- **Keystone** located on the Cortez Gold Trend, one of the world's most highly-prospective mineral trends
  - 10 miles south of Barrick's Cortez Hills Mine Complex
- **Maggie Creek** located on the Carlin Trend, one of the world's most highly prospective mineral trends
  - Approximately 10 miles NE of Newmont Mining's Gold Quarry Mine
- Exploration team with extensive Nevada experience
- 4 years of district exploration and permitting efforts have advanced Keystone to **specific drill targets**

District-Scale Exploration

Challis – Idaho

- **Challis Gold Project** is located approximately 75 kilometers southwest of Salmon, Idaho, within the tertiary challis volcanic field.
  - Significant potential upside exploration potential
- **Low sulfidation,** gold/silver epithermal vein and stockwork deposit
- Historic 43-101 (not current) resource report shows a potential low strip ratio
  - Historic (not-current) report estimated approximately **313,825 ounces** of gold at a grade of **1.22 grams / ton gold**

* The estimates contained in the paragraph above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries. See company press release date January 11, 2018

U.S. Gold Corp. Overview

Extremely tight share structure and listed on NASDAQ

Share Structure (October 2, 2020)	
Common shares outstanding	**3,653,398**
- Series H Preferred	106,894
- Series I Preferred	921,666
Warrants*	**1,668,333**
Options*	**100,000**
Cash (as of July 31, 2020)	**~$1.7M**

* USAU warrants /options are as follows:
100,000 employee 5-year options, $14.70 average strike, expire Sep 2023
45,236 broker warrants, $26.40 strike, expire on 31 Oct 2021
125,000 warrants, $33.00 strike, (3-year expiration – Jan 2021)
219,289 warrants, $11.40 strike, (5-year expiration – Jun 2024)
357,142 warrants, $7.00 strike, (5-year expiration – Mar 2025)
921,333 warrants, $6.00 strike (5-year expiration – Aug 2025)

Recent significant financings & corporate activity	
August 13, 2020	U.S. Gold Corp. closes Norther Panther acquisition and adds **$8mm in additional capital**
March 30, 2020	U.S. Gold Corp. closed **$2.0 million** registered direct offering
March 19, 2020	U.S. Gold Corp. completed a **10:1 share consolidation**
June, 2019	U.S. Gold Corp. closed **$2.5 million** non-brokered registered direct offering
January, 2018	U.S. Gold Corp. closed **$5.0 million** non-brokered registered direct offering

Stock Information	
Listing	NASDAQ
Symbol	**USAU**
52-week stock range	$2.60 - $14.43
Average daily volume (10 days)	61,430



16
14
12
10
8
6
4
2
0
9/26/19
12/26/19
3/26/20
6/26/20
9/26/20

Analyst Coverage	Company	12 Month Target Price
Heiko Ihle	H.C. Wainwright & Co.	$18.00

Strengthened Management Team



Prior experience:

BARRICK

AURELIAN RESOURCES INC.

- George Bee **joined USAU as President** after the acquisition of Northern Panther Resource Corporation (mid August, 2020)
  - George Bee is one of the mining industry's **most accomplished mine developers and operators** spanning a 40-yr career
  - Spent **16 years with Barrick Gold** as a Senior Executive
    - Established Goldstrike as a major producer as Mine Manager
    - Completed construction and operated Pierina mine as Ops. Manager
    - Took Veladero from advanced exploration to production as G.M.
  - Extensive international mine development experience in the Americas and Africa; Anglo American, Rio Tinto, Kinross Gold, Jaguar Mining, Andina
  - Former COO of Aurelian Resources, which discovered the Fruta del Norte deposit before being **sold to Kinross for CAD $1.2 billion**
  - Prior board Positions; Peregrine Metals, Stillwater Mining, Sandspring Resources, Jaguar Mining, Andina Minerals Inc.



- Eric Alexander **joined USAU as Chief Financial Officer and Corporate Secretary** (mid September, 2020)
  - Eric has extensive mining industry experience
  - Prior experience taking a deposit from PEA to PFS and BFS
  - U.S. based CPA, extensive experience with US and Canadian securities

CK Gold Project Overview

Potential near-term production, low CAPEX and robust economics, WY

U.S. GOLD CORP

Nasdaq: USAU | usgoldcorp.gold

CK Gold Project Overview

Delivering substantial value and targeting near-term production

- The CK Gold Project (formerly Copper King) is a **development stage, gold-copper-silver-zinc project** located in the Silver Crown Mining District, **Wyoming**
- The project offers **potential near-term production** as well as **exploration upside**
- U.S. Gold Corp. updated the project's PEA in December 2017 (see p. 10), which shows **robust economics**, low CAPEX ($113.7 million) and potential compelling value to the company:
  - Projected pre-tax **NPV of $178.5 million** versus the company's **market capitalization of ~ $33 million**[4]
- The company initiated field activities contemplating **resource expansion** in 2020 and targeting **PFS in Q2 2021**
- The CK Gold Project is located **entirely within WY state jurisdiction/land**, making for a more streamlined permitting process to put the project into future production. Wyoming is a **resource and mining friendly state** and we believe will be **supportive** of the project.

4 Based on NASDAQ: USAU closing price of $9.20 as of September 30, 2020



CK Gold Project Claims & Location


WYOMING


COPPER KING
20 miles
CHEYENNE
Lincoln Hwy
219
210
222
180
212
225

- Located in Southeast Wyoming, 20 miles west of Cheyenne
- Wyoming is ranked the 7th most mining friendly jurisdiction in the world (Fraser Institute)
- Claims consists of 2 state leases with a total area of 1,120 acres
- Project remains prospective for further resource expansion and new discoveries


Mineralized Area 43-101
STM Claim Boundary
Township/Range
Sections
Approximate Fault Location
COPPER KING
DEPOSIT
N

CK Gold Project Resource Estimate (2012)*

	Au Cutoff		Cu Cutoff							
Class	oz Au/ton	g Au/t	% Cu	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Measured	0.009	0.32	0.103	15,130,000	13,730,000	0.018	0.62	272,000	0.198	60,120,000
Indicated	0.009	0.30	0.111	44,620,000	40,480,000	0.014	0.48	654,000	0.182	162,880,000
	Au Cutoff		Cu Cutoff							
Class	oz Au/ton	g Au/t	% Cu	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Inferred	0.008	0.26	0.136	15,620,000	14,170,000	0.011	0.38	174,000	0.200	62,530,000



mineralized area
MINE DEVELOPMENT ASSOCIATES
US Gold Corp.
Copper King Property
Drill Hole Map

- 2012 resource defined by 120 drill-holes, totaling 18,105m, within the CK Gold Project deposit
- High-grade mineralization exposed at the surface surrounded by a large, lower-grade zone with potential for expanding

*Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming: Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

CK Gold Project PEA 2017 on 2012 Resource*

On December 5, 2017, Mine Development Associates (MDA) prepared an updated technical report and Preliminary Economic Assessment for U.S. Gold Corp. showing the below metrics:

Summary of CK Gold Project Pre-Tax Economic Results	
	Base Case
Gold price (US$/ounce)	$1,275
Copper Price (US$/lb)	$2.80
Net Cash Flow	$296.8 million
Net Present Value (5.0% Discount rate)	$178.5 million
Internal Rate of Return	33.10%
CAPEX	$113.66 million
Payback	2.5 years
17 year projected mine life	~40,700 Au oz / year; 10,700,000 Cu lbs/yr

Projected Production and Processing Summary		
Mine Type	Open Pit	
Total Production	60.7 million tons	
Processing Rate	9,800 tons per day	
	Gold	Copper
Average Mill Feed Grade	0.015 oz/ton	0.19%
Average Metal Recoveries	68%	77%
Average Annual Production	Gold (oz)	Copper (lbs)
Years 1-10	46,470	10.97 million
LOM: 17 years	40,718	10.70 million
Total Production	Gold (oz)	Copper (lbs)
Years 1-10	464,700	109.76 million
LOM (17 years)	692,200	181.95 million
Estimated Number of Jobs Created	> 100 jobs	

*Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming: Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

CK Gold Project – PFS Expectations

Anticipated Improvements

- Increase to resource base
- Gold and Copper Recovery
- Better revenue delivery from a phased mining plan
- Improve DCF on production increase
- Simple process flow sheet: gravity, flotation recovery and dry-stack tailings
- Bi-product credits (Ag & Zn)

Basis for Expectations

- Include 2017, 2018 and 2020 drilling and new interpretation of the resource model
- 2009 SGS metallurgical work focused on sulfide flotation only, missing native Cu & Au
- Better grade Cu & Au outcrop at surface, internal phases deliver those grades at lower waste to ore ratio
- Increasing the production rate will bring revenue forward improving economic performance in a larger resource
- With crushing, grinding, gravity recovery followed by flotation and dry stack tailings disposal the operation is simple with reduced environmental impact
- The presence of appreciable silver and some zinc has, as-yet, not been factored in

CK Gold Project - Recent Findings

Abundant Native Copper in Oxidized Zone



- Native copper will have negatively impacted prior (2009) copper recovery in the oxide and mixed zone
- Gold and Copper recoveries to be improved in oxide and mixed oxide-sulfide zone

Confirmed consistent widespread disseminated nature of sulfide mineralization and evidence of some sulfide on quartz veins





CK Gold Project: Favorable Factors

Factors relative to other projects that bode well

- Proximity to power supply
- Proximity to water supply
- Location is not remote from support services, workforce and infrastructure
- ~ 2-miles from rail head and major interstate highway
- Potential post mine land use with pit serving as a storage facility in the Cheyenne water supply system
- Potential beneficial use of the granite waste rock

Explanation

- Wyoming is a major power producer with wind and thermal power generation. Transmission infrastructure proximal to the project
- Cheyenne water supply system proximal to site, potential to "wheel" water into and out of the system
- No special warehousing needed and short supply chain to suppliers, no camp or administration to build
- Egress point for concentrate
- Eventual water storage in open pit
- Local quarry mines similar rock as CK Gold waste

CK Gold Project Internal Update March, 2020*

On March 24 2020, U.S. Gold Corp. announced an internal update of the CK Gold Project potential economics at $1600 Gold and $2.80 Copper showing the below metrics:

Internal Summary of CK Gold Project Projected Pre-Tax Economic Results	
	Base Case
Gold price (US$/ounce)	$1,600
Copper Price (US$/lb)	$2.80
Pre-Tax Cash Flow	$510.54 million
Net Present Value (5.0% Discount rate)	$321.60 million
Internal Rate of Return	52%

*Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming: Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

CK Gold Project 2020 Drilling Program

Development and Resource Expansion

- CK Gold Project drilling program for 2020 consists of 23 drill holes, for metallurgical, geotechnical, hydrological and resource expansion purposes.
- Primary focus of 2020 expansion drilling is at the southeast end of the deposit, where it is largely open with limited drilling (see slide 17).
- Drilling comprised of 12 core holes and 11 RC holes. 4 additional RC holes planned for water sampling outside the deposit area.



Metallurgical core holes in blue, RC expansion holes in magenta, geotech-hydro core holes in bright yellow, RC exploration holes in dark yellow, water holes as green dots

Datamine CK Gold Project Exploration Model


W ⟷ E
Copper King Deposit - Gold Mineralisation
Gold Isoshell Facing North


W ⟷ E
Copper King Deposit - Copper Mineralisation
Copper Isoshell Facing North


W ⟷ E
Copper King Deposit - Zinc Mineralisation
Zinc Isoshell Facing North


W ⟷ E
Copper King Deposit - Silver Mineralisation
Silver Isoshell Facing North

CK Gold Project 2020 PFS/Exploration Plans

Datamine Exploration Model Shows Deposit Potentially Open to SE & SW

- Datamine gold isoshell shows deposit **cuts off in higher grade gold** mineralization to the SE
- The deposit also has the potential to extend further to the SW (as exhibited by 2017 & 2018 drilling)
- Primary focus in 2020 will be **to expand resource and advance to the PFS level**
- USAU is using top industry consultants on the **PFS**



N
Copper King Deposit - Gold Mineralisation
Plan View of Au Isoshells
Plan View (Looking Down)
Projection Azimuth: 0
Prepared for US Gold
Scale 1" = 50.0'
Date: 01/15/19
Prepared by Datamine Software

Au Mineralisation	
(pink)	Au >= 0.500 ppm (0.015 oz/t or 0.00005%)
(yellow)	Au >= 0.250 ppm (0.007 oz/t or 0.000025%)
(blue)	Au >= 0.100 ppm (0.003 oz/t or 0.00001%)

- **PFS** will focus on **metallurgy, baseline studies, hydrology, mine plan design and permitting**


Nevada Gold Cortez Complex
Nevada Gold Goldrush

Nevada and Idaho Exploration Overview

Discovering the next gold districts on the Cortez and Carlin Trends in Nevada

U.S. GOLD CORP

Nevada Projects Location

Nevada – renowned gold mining jurisdiction

- Produced ~5.6 M oz of gold produced in 2017 - approx. **75% of U.S. gold production**[1]
- The **5th largest** gold producing "country" in the world
- Historically, Nevada has produced > 225M oz of gold
- **"Elephant country"**: numerous > 20M oz gold deposits
- Pro-mining environment, **geopolitical stability**, major infrastructure
- Nevada hosts multiple prolific gold trends, including the **Carlin and Cortez Trends**, on which USAU projects are located

1 Nevada Division of Minerals, http://minerals.nv.gov/Programs/Mining/Mining/



Carlin Trend
Independence – Eureka Trend
Sulfur-Lovelock – Austin Trend
Twin Creeks
Jerritt Canyon
Turquoise
Midas
Getchell
Meikle
Lone Tree
Betze-Post
West Leeville
Hycroft
Carlin
Florida Canyon
Marigold
Gold Quarry
MAGGIE CREEK
McCoy /Cove
Phoenix
Pinion
Pipeline
Cortez Hills
Goldrush
Cortez
Bald Mountain
KEYSTONE
GOLD BAR NORTH
RENO
Rabbit Creek Trend
Ruby Hill Mine
Comstock
Denton-Rawhide
Taylor
Northumberland
Borealis
Round Mountain
Battle Mtn – Eureka / Cortez Trend
N
Goldfield
0
50 miles
0
80 Km
Bullfrog
Sterling
LAS VEGAS
U.S. Gold Corp. Projects
Major gold mines and deposits
Major Nevada Gold Trends

Keystone Project Location

The Cortez Trend – prolific gold mining belt

- The Cortez Trend is one of the **world's most productive trends** - producing ~ 1M oz of gold per year
- The trend hosts numerous **world class deposits**[2]:
  Barrick's Pipeline: ~21+ M oz gold
  Barrick's Cortez Hills: ~15+ M oz gold
  Barrick's Goldrush: ~10+ M oz gold
- Significant discoveries still being made on the Cortez Trend, e.g. Barrick's Fourmile Project
- **Keystone** exhibits **many similarities** to Barrick's deposits to the north - similar **host rock, stratigraphy, structure** and **intrusion-centered dome**

2 The presence of gold resources on properties in close proximity is not necessarily indicative of the gold mineralization on the Keystone property


Gold Acres Mine
Pipeline Mine
Barrick's Mines
Cortez Mine
Cortez Hills Mine
Pediment deposit
Horse Cyn Mine
Goldrush deposits
ET Blue deposit
East boundary of Cortez Gold Trend
Toiyabe Mine
Rooster deposit
Tonkin deposit
Keystone Property Horst & Intrusion w structural interp.
West boundary of Cortez Trend
Gold Bar North Horst
Gold Stone Gold Ridge & Gold Pick Mines
Gold Bar Mine
Gold Bar Horst
Gold Bar South Horst
KEYSTONE PROPERTY
USGS RESIDUAL GRAVITY
NAD 27/UTM 11N
N
W
E
S
0 Kilometers 10
0 Miles 6.2
520000
530000
540000
550000
560000

U.S. GOLD CORP

Keystone Project in context of USGS Residual and detailed Project Gravity and Cortez Gold Trend

DCM 10-05-2017

Keystone Project Overview

- Consolidated an entire district on the **Cortez Trend,** NV - **20 square miles, 100% controlled** by U.S. Gold Corp.
- **Never previously consolidated** nor systematically explored by model-driven, modern-day exploration techniques
- Hosts many of the same characteristics of the major mines on the Cortez district:
  - Tertiary **intrusive-centered, domed** carbonate window
  - Geochemistry indicates a **very large epithermal system** is present
  - The **host rocks** at Keystone are very similar in **character** and **thickness** to the **Pipeline & Cortez Hills** deposits to the north of the trend
- The extent and **severity of the alteration** and the **thickness of permissive rock** packages encountered, highlight the potential of this district scale mineral system
- Systematic exploration from 2016-2019 has primed Keystone for discovery; three most prospective target areas defined



Greenstone Gulch
Target area
Nina Skarn
Target area
Sophia
Target area
KEYSTONE
PROJECT 2020

Keystone 2019 Drilling Stratigraphy

- USAU 2019 Keystone Drilling program:
  - One core hole Key19-01c
  - Six reverse-circulation holes (rc)
  - Total of 13,177 feet (4,016 meters)
  - Focused on 4 target areas:
    - Sophia
    - Tip-Top
    - Sophia South
    - Nina Skarn
- All holes encountered anomalous Au and strong pathfinders
- Hole Key19-05rc was first test of Nina Skarn target area
  - Strongest, continuous Au mineralization ever encountered at Keystone to date
  - Altered upper and lower plate rocks from surface to 414.5 meters
- Results being interpreted and analyzed. 2020 exploration programs plan to follow up on the favorable indications towards discovery success.



KEYSTONE STRATIGRAPHIC SECTION
Known mineralized horizons
2019 Phase One Drill Holes
Ds
Se
Ov
Tv
Lower Ov
COc
RMT
DMf
Dhc
Ti
Dw8
Dw7
Dw6
Dw5
Dw4
Dw3
SDrm
Condensed Upper Plate >1,700 ft. thick
Eocene Volcanics (Tv)
Upper Plate Slaven (Ds), Elder (Se) and Valmy (Ov)
Lower Valmy (Ov) and Comus (COc)
Calcareous sandstone, siltstone, greenstone, limestone, epiclastics
Mississippian-Devonian flysch (DMf) and Horse Canyon (Dhc)
Devonian Wenban Formation (Dw)
Units 5-8: thinly laminated micrite to silty limestone with interbedded debris flows and turbidites
Intruded by multiple Eocene intrusives, 35-34 Ma in age
Units 3-4: bioturbated micrite and packstone
Units 1-2: platy silty limestone and debris flows
Silurian-Devonian Roberts Mountains Formation (SDrm)
Key19-01c
Key19-02rc
Key19-03rc
Key19-05rc
Key19-06rc
Key19-07rc
Key19-04rc
Lower Ov-COc faulted out
COc faulted out
Skarn
1850 ft
1817 ft
1810 ft
1700 ft
1500 ft
2240 ft
2260 ft
Holes are not to scale and are not all vertical
Anomalous Gold
0
250
500
750
feet
U.S. GOLD CORP
KEYSTONE STRATIGRAPHIC SECTION AND SUMMER 2019 DRILLING & MINERALIZATION REPRESENTATION
K. Coleman 11/06/2019
After DCM

Keystone Exploration 2019

Keystone moved from scout hole drilling to targeted drilling– vectoring into discovery success

- 2019 targeted drilling of 7 holes
  - High priority targets to follow up on 2018 results
  - Provided a first test to several drill targets in areas previously inaccessible
- **2019 Drilling**
  - Drilled 1 core hole to follow up on KEY18-09rc
  - Drilled 6 reverse circulation holes
  - Focusing on:
    - Sophia Target Area
    - Tip-Top Target Area
    - Nina Skarn Target Area
  - Nina Skarn hole KEY 19-05rc encountered thickest gold intervals to date at Keystone
- We believe that high priority targets show the potential for promising **Carlin-type, gold deposits.**



W
E
7800
Elev. ft
7600
7400
7200
7000
6800
6600
6400
6200
Au-Bi-Te soil-rock anomaly
Key19-05rc
9.14m @ 0.333 gpt Au
30.48m @ 0.273 gpt Au
67.06m @ 0.194 gpt Au
Valmy
Lower Valmy
Comus
25.91m @ 0.167 gpt Au
76.2m @ 0.224 gpt Au
25.91m @ 0.408 gpt Au
12.2m @ 0.706 gpt Au
Comus
Horse Canyon
Wenban
Eocene Walti Quartz Monzonite
20 – 780 ppb Au
TD 1500 ft
Wenban
Au >100 ppb
1" =200'
1:2400
0
200
400 ft
0
60.96
121.92 m
K. Coleman
11/04/2019

Figure 2. Key19-05rc Cross Section

Keystone Project Arsenic Geochem

- Arsenic in soils shown, yellow is > 50 ppm, red is >250 ppm
- 4,474 soil samples and 666 stream sediment samples taken to date
- Most soil samples collected on a 400 ft X 400 ft grid, with more detailed areas 200 X 200 feet, and in some cases 50 X 200 feet
- Note arsenic in soils follows the large, northwest and northeast oriented gravity interpreted structures, which have been verified with surface mapping and drilling



D
U

Maggie Creek


Carlin Trend
Independence – Eureka Trend
Sulfur-Lovelock – Austin Trend
Twin Creeks
Jerritt Canyon
Turquoise
Midas
Getchell
Meikle
Hycroft
Lone Tree
Betze-Post
MAGGIE CREEK
Florida Canyon
Carlin
Marigold
Gold
Long Canyon
McCoy /Cove
Phoenix
Quarry
Railroad
Pinion
Pipeline
Cortez Hills
Goldrush
Cortez
Bald Mountain
KEYSTONE
RENO
Rabbit Creek Trend
Ruby Hill Mine
Comstock
Denton-Rawhide
Taylor
Northumberland
Borealis
Round Mountain
Battle Mtn – Eureka / Cortez Trend
Goldfield
N
0 50 miles
0 80 Km
Bullfrog
Sterling
LAS VEGAS
Maggie Creek
Major gold mines and deposits
Major Nevada Gold Trends

- U.S. Gold Corp. acquired Orevada Metals, Inc. through a share exchange in September, 2019
  - USAU has an option to acquire the Maggie Creek claims from Renaissance Gold
  - USAU can earn up to 70% interest in the Maggie Creek project
  - USAU issued 2mm shares to the prior shareholders to acquire Orevada
- U.S. Gold Corp. controls approximately three square miles of unpatented mining claims in the heart of the Carlin Trend gold belt
  - Maggie Creek acquisition gives USAU its 2nd NV exploration project
  - USAU now has exploration projects on both the Cortez and Carlin Trends
  - USAU is developing its 2020 Maggie Creek exploration programs

Maggie Creek Opportunity

- Approximately three square miles of unpatented mining claims on the Carlin Trend next to the giant Gold Quarry deposits (26 M oz Au)
- Classical structure and stratigraphy that hosts the majority of Au ounces on the Carlin Trend
- Numerous ore grade and anomalous Au intercepts in historical drilling
- Mostly shallow, vertical historic drill holes
- Target opportunities beneath and adjacent to shallow intercepts
- Recent gravity survey helped define new targets
- USAU is designing 2020 exploration programs with goal of advancing towards discovery success


Newmont's Rainbow deposit
Newmont's Gold Quarry Operations

Challis Gold Project - Idaho Is A Mining State

- Challis Gold Project is located about 75 kms SW of Salmon, ID and 20 kms SW of Revival Gold's Beartrack Project, within the Tertiary Challis Volcanic Field
- Challis Gold is a low sulfidation, Au-Ag epithermal vein and stockwork deposit localized along intersecting NW – NE trending shear structures in a window of sedimentary rocks exposed through the Challis Volcanics
- Historic (not-current) 43-101 Resource of approximately 313,825 oz Au at a grade of 1.22 g/t Au, low strip ratio (Johnny's Point)
- Idaho is ranked as world's 8th best mining jurisdiction by the Fraser Institute; higher than any Canadian jurisdiction
- Nearby Idaho mining areas include the Stibnite Au project, Bear Track Au project, Delamar Ag-Au mine, Coeur d'Alene Ag-Zn-Pb mines, Black Pine Au mine and Thompson Creek Mo mine


North Idaho Batholith (100 - 75 Ma)
Northern Thrust Belt and Belt Supergroup (1450 - 1400 Ma)
Columbia River Plateau (17 ma)
Idaho Batholith (110 - 60 Ma)
Accreted Terrane (370-250 Ma)
Columbia River Plateau (17 Ma)
Challis Volcanics (52 - 45 Ma)
Thrust Belt
Challis Gold
Idaho Batholith (110 - 60 Ma)
East-Central Basin & Range (~10 Ma)
Thrust Belt
Snake River Plain (17 Ma - present)
Owyhee Plateau (17 Ma)
South-East Basin & Range (~10 Ma)
N
0 15 30 60 Miles
Idaho Geologic Provinces
Accreted Terrane
Basin and Range
Belt Supergroup
Challis Volcanics
Columbia River Plateau
Idaho Batholith
Owyhee Plateau
Snake River Plain
Thrust Belt


Geologic Time
Eon
Era
Period
Epoch
Quaternary
Holocene
Pleistocene
Tertiary
Neogene
Paleogene
Pliocene
Miocene
Oligocene
Eocene
Paleocene
Cenozoic
Mesozoic
Cretaceous
Jurassic
Triassic
Paleozoic
Permian
Pennsylvanian
Mississippian
Devonian
Silurian
Ordovician
Cambrian
Phanerozoic
PrePhanerozoic
Precambrian
Proterozoic
Neo- (late)
Meso- (middle)
Archean

U.S. Gold Corp. Peer Comparison

Compelling value with considerable potential upside

Pre-tax NPV of $178.5 million versus the company's market capitalization of ~ **$33 million**



Market Cap. (US$)
400
350
300
250
200
150
100
50
0
LGD: 355M
KOR: 344M
USAS: 303M
GSV: 218M
AUG: 201M
TML: 133M
GPY: 36M
USAU: 33M
ATC: 32M
GFG: 25M
MARKET CAP COMPARISON
Comparing U.S. Gold Corp. to explorers / developers focused on the Americas5
LGD
KOR
USAS
GSV
AUG
TML
GPY
USAU
ATC
GFG

[5] Source: Companies' market capitalizations as of August 14, 2020, sourced from: https://finance.yahoo.com/
Companies: Gold Standard Ventures, Corvus Gold, Americas Gold & Silver Corporation, Auryn Resources, Liberty Gold,, Treasury Metals Inc., ATAC Resources, Golden Predator Mining, U.S. Gold Corp., GFG Resources.
[5] The market capitalization of other companies is not necessarily indicative of the future performance of U.S. Gold Corp.

Directors, Management & Technical Advisory Team

Directors	
John N. Braca	Chairman
Edward M. Karr	Director
The Honorable Ryan K. Zinke	Director
Timothy M. Janke	Director
Andrew Kaplan	Director
Douglas Newby	Director

Management Team	
George Bee	President
Edward Karr	CEO
David Rector	COO
Eric Alexander	CFO, Secretary
Ken Coleman	Senior Project Geologist

Technical Advisory Team	
Tom Chapin	Senior Consulting Geologist
Jim Wright	Geophysical Advisor
Brion Theriault	Contract Geologist

CONSIDERABLE MINING, CAPITAL MARKETS, M&A AND GOVERNANCE EXPERIENCE. SERIAL ENTREPRENEURS WITH SUCCESSFUL TRACK RECORDS

RENOWNED EXPLORERS, PROLIFIC COMPANY BUILDERS WITH SUBSTANIAL EXPERIENCE OF RAISING CAPITAL

SUBSTANTIAL NEVADA & CORTEZ TREND EXPERIENCE WITH BARRICK & NEWMONT

The U.S. Gold Corp. Opportunity

Extremely tight share structure & advancing world-class assets

- **Promising portfolio**, in stable and mining friendly U.S. jurisdictions. The portfolio offers investors both potential near-term production and sizeable blue-sky exploration
- Team of **renowned explorers and proven company builders**, who have made, and financed, the discovery and development of numerous world class gold assets
- CK Gold Project offers potential exposure to **compelling value**, and potential near-term production in **mining friendly Wyoming**
- Keystone and Maggie Creek offer exposure to significant potential exploration upside – entire districts on Nevada's prolific **Carlin and Cortez Trends**
- **Challis Gold** is a high potential exploration project located in **Idaho**
- The company has a **tight share structure** (3.65M shares outstanding), with a large audience - listed on **NASDAQ**



DEVELOPMENT PACKAGE

Exciting combination of a later stage development asset and multiple exploration blue sky potentials

PROVEN TEAM

Top quality management and advisory team with pedigrees of developing renowned gold projects

U.S. COMPANY

U.S. Gold Corp. is a US based company, listed on a major US Exchange – NASDAQ, with US based properties

HIGH UPSIDE

Large growth potential for the current resource and valuation upside based on market comps

Contacts

Edward Karr
Chief Executive Officer
ir@usgoldcorp.gold
www.usgoldcorp.gold
+1 800 557 4550

U.S. Gold Corp.
Suite 102, Box 604
1910 E Idaho St,
Elko, NV 89801

U.S. GOLD CORP

Nasdaq : USAU